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                                                                    Exhibit 32.1

                            Section 906 Certification

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Kimco Realty Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  March 9, 2004
                                                       /s/ Milton Cooper
                                                       -------------------------
                                                       Milton Cooper
                                                       Chief Executive Officer


Date:  March 9, 2004
                                                       /s/ Michael V. Pappagallo
                                                       -------------------------
                                                       Michael V. Pappagallo
                                                       Chief Financial Officer